                                                                Exhibit 5.(a)(2)

                         Pacific Life Insurance Company       PACIFIC PORTFOLIOS
[LOGO] Pacific Life  P.O. Box 7187 . Pasadena, CA 91109-7187  Variable Annuity
                       www.PacificLife.com . (800) 722-2333   Application

                                       Call (800) 722-2333 if you need assistance.

1. ANNUITANT Annuitant(s) must be an individual. Check product guidelines for maximum issue age.
-----------------------------------------------------------------   --------------------------------------   ------------
Name (First, Middle Initial, Last)                                  Birth Date (mo/day/yr)                   Sex
John R. Doe                                                         01/01/1967                               [X] M  [ ] F
-----------------------------------------------------------------   --------------------------------------   ------------
--------------------------------------------------------   ----------------------------------------------   -------------
Street Address                                             City, State, ZIP                                 SSN
555 Main Street                                            Anytown, USA 12345                               ###-##-####
--------------------------------------------------------   ----------------------------------------------   -------------
-------------------
Solicited at: State   Complete this box for custodial-owned qualified contracts only. Will not be valid for any other contract types.
                      Information put here will be used for contract and agent appointment purposes.
--------   --------
-------------------

ADDITIONAL ANNUITANT Not applicable for qualified contracts. Check One: [X] Joint [ ] Contingent
-----------------------------------------------------------------   --------------------------------------   ------------
Name (First, Middle Initial, Last)                                  Birth Date (mo/day/yr)                   Sex
Jane A. Doe                                                         01/01/1967                               [ ] M  [X] F
-----------------------------------------------------------------   --------------------------------------   ------------

--------------------------------------------------------   ----------------------------------------------   -------------
Street Address                                             City, State, ZIP                                 SSN
555 Main Street                                            Anytown, USA 12345                               ###-##-####
--------------------------------------------------------   ----------------------------------------------   -------------

2. OWNER If annuitant and owner are the same, it is not necessary to complete this section. Check product guidelines for maximum issue age. Additional forms may be necessary if owner is a trust or other non-natural entity. See instruction page for more information.
-----------------------------------------------------------------   --------------------------------------   ------------
Name (First, Middle Initial, Last)                                  Birth Date (mo/day/yr)                   Sex
                                                                                                             [ ] M  [ ] F
-----------------------------------------------------------------   --------------------------------------   ------------
--------------------------------------------------------   ----------------------------------------------   -------------
Street Address                                             City, State, ZIP                                 SSN/TIN

--------------------------------------------------------   ----------------------------------------------   -------------

ADDITIONAL OWNER Not applicable for qualified contracts. Check One: [ ] Joint [ ] Contingent
-----------------------------------------------------------------   --------------------------------------   ------------
Name (First, Middle Initial, Last)                                  Birth Date (mo/day/yr)                   Sex
                                                                                                             [ ] M  [ ] F
-----------------------------------------------------------------   --------------------------------------   ------------
--------------------------------------------------------   ----------------------------------------------   -------------
Street Address                                             City, State, ZIP                                 SSN/TIN

--------------------------------------------------------   ----------------------------------------------   -------------

3. BENEFICIARIES If no boxes are checked, default will be primary beneficiaries. For non-individually owned custodially held IRAs, 457 and qualified plans, if no beneficiary is listed, the beneficiary will default to the owner listed on the application. Unless otherwise indicated, proceeds will be divided equally. Use Special Requests section to provide additional beneficiaries or beneficiary information.
--------------------------------------------------------   --------------   ------------------   -----------   ----------
Name (First, Middle Initial, Last)                         [X] Primary      Relationship         SSN/TIN       Percentage
Mary S. Doe                                                [ ] Contingent   Daughter             ###-##-####      100%
--------------------------------------------------------   --------------   ------------------   -----------   ----------

--------------------------------------------------------   --------------   ------------------   -----------   ----------
Name (First, Middle Initial, Last)                         [ ] Primary      Relationship         SSN/TIN       Percentage
                                                           [ ] Contingent                                            %
--------------------------------------------------------   --------------   ------------------   -----------   ----------

4. CONTRACT TYPE Select ONE.            5. INITIAL PURCHASE PAYMENT Make check payable to Pacific Life Insurance Company.
-------------------------------------   5A. NON-QUALIFIED CONTRACT PAYMENT TYPE Indicate the type of initial payment.
[X] Non-Qualified   [ ] 401(a)/2/       ---------------------------------------------------------------------------------
[ ] IRA             [ ] 401(k)/2/       [ ] 1035 exchange/estimated transfer ..................................   $
[ ] SIMPLE IRA/1/   [ ] 457                                                                                        ------
[ ] SEP-IRA         [ ] Keogh/HR10/2/   [X] Amount enclosed ...................................................   $25,000
[ ] Roth IRA        [ ] TSA/403(b)/3/   ---------------------------------------------------------------------------------
-------------------------------------   5B. QUALIFIED CONTRACT PAYMENT TYPE Indicate the type of initial payment.
                                        If no year is indicated, contribution defaults to current tax year.
/1/  Complete SIMPLE IRA Employer       ---------------------------------------------------------------------
     Information form.                  [ ] Transfer............   $
/2/  Complete Qualified Plan Disclosure                             -------------
     form.                              [ ] Rollover............   $
/3/  Complete TSA Certification form.                               -------------
                                        [ ] Contribution........   $                for tax year
                                                                    -------------               -------------
                                        ---------------------------------------------------------------------

6. REPLACEMENT Will the purchase of this annuity result in the replacement, termination or   ----------------------------
change in value of any existing life insurance or annuity in this or any other company?      Contract Type Being Replaced
[ ] Yes [X] No If yes, provide the information below and attach any required state
replacement and/or 1035 exchange/transfer forms. Use the Special Requests section to         [ ] Life Insurance
provide additional insurance companies and contract numbers.
----------------------------------------------------------------   -----------------------   [ ] Fixed Annuity
Insurance Company Name                                             Contract Number
                                                                                             [ ] Variable Annuity
----------------------------------------------------------------   -----------------------   ----------------------------

7. AVAILABLE OPTIONS

7A. OPTIONAL EARNINGS ENHANCEMENT GUARANTEE (EEG)             7B. OPTIONAL GUARANTEED INCOME ADVANTAGE (GIA)
Subject to state availability. Annuitant(s)                   Subject to state availability. Annuitant(s)
must not be over age 75 at issue.                             must not be over age 80 at issue.
[ ] EEG                                                       [ ] GIA

7C. TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION I will receive this privilege automatically. By checking "yes," I am also authorizing and directing Pacific Life to act on telephone or electronic instructions from any other person(s) who can furnish proper identification. Pacific Life will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.[X] Yes

7D. ELECTRONIC DELIVERY AUTHORIZATION By checking "yes," I authorize Pacific Life to provide my statements, prospectuses and other information (documents) electronically instead of sending paper copies of these documents by U.S. mail. I will continue to receive paper copies of annual statements via U.S. mail. I understand that I must have internet access and provide my e-mail address below to use this service and there may be access fees charged by the internet service provider.
[X] Yes

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Email address: JDoe@aol.com
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8. ALLOCATION OPTIONS Use whole percentages only. Allocations must total 100%. Complete Transfers and Allocations form for dollar cost averaging and rebalancing.

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                Manager:                           Investment Option:

       [LOGO] AIM INVESTMENTS(SM)                  % Blue Chip
                                           --------
                                                   % Aggressive Growth
                                           --------

                                              10   % Diversified Research
       [LOGO] Capital Guardian(SM)                 % Small-Cap Equity
                                           --------
                                                   % International Large-Cap
                                           --------

  [LOGO] Goldman Sachs Asset Management            % Short Duration Bond
                                           --------
                                                   % I-Net Tollkeeper(SM)
                                           --------

                                                   % Financial Services
                                           --------
                                                   % Health Sciences
                                           --------
           [LOGO] INVESCO(R)                       % Technology
                                           --------
                                                   % Telecommunications
                                           --------

              [LOGO] JANUS                         % Growth LT
                                           --------
                                                   % Focused 30
                                           --------

              [LOGO] LAZARD                        % Mid-Cap Value
                                           --------
                                                   % International Value
                                           --------

   [LOGO] MFS INVESTMENT MANAGEMENT(R)        40   % Capital Opportunities
                                                   % Global Growth
                                           --------

         [LOGO] MERCURY ADVISORS                   % Equity Index
                                           --------
                                                   % Small-Cap Index
                                           --------

                                                   % Multi-Strategy
                                           --------
        [LOGO] OppenheimerFunds(R)                 % Main Street(R) Core
                                           --------
                                                   % Emerging Markets
                                           --------

              [LOGO] PIMCO                     20  % Inflation Managed
                                                   % Managed Bond
                                           --------

               [LOGO] NFJ                          % Small-Cap Value
                                           --------

                                                   % Equity Income
                                           --------
                                                   % Research
                                           --------

        [LOGO] PUTNAM INVESTMENTS                  % Equity
                                           --------
                                                   % Aggressive Equity
                                           --------

[LOGO] Salomon Brothers Asset Management           % Large-Cap Value
                                           --------

                                                   % Comstock
                                           --------
            [LOGO] Van Kampen                      % Real Estate
                                           --------
                                                   % Mid-Cap Growth
                                           --------

                                                   % Money Market
                                           --------
                                                   % High Yield Bond
                                           --------
                                                   % 3-year GIO
           [LOGO] Pacific Life             --------
                                                   % 6-year GIO
                                           --------
                                                   % 10-year GIO
                                           --------
                                              30   % DCA Plus Fixed Option with a Guarantee Term of 12 months +
                         --------------------------
                         MUST TOTAL 100%     100
                         --------------------------

+ Must complete DCA section of Transfers and Allocations form.

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9. SPECIAL REQUESTS If additional space is needed, attach letter signed and dated by owner(s).
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10. STATEMENT OF OWNER I, the owner(s), understand that I have applied for an individual flexible premium deferred variable annuity contract ("contract") issued by Pacific Life Insurance Company ("company"). I received prospectuses for this variable annuity contract. After reviewing my financial background with my agent, I believe this contract will meet my insurable needs and financial objectives. If applicable, I considered the appropriateness of full or partial replacement of any existing life insurance or annuity. I UNDERSTAND THAT BENEFITS AND VALUES PROVIDED UNDER THE CONTRACT MAY BE ON A
VARIABLE BASIS. AMOUNTS DIRECTED INTO ONE OR MORE VARIABLE INVESTMENT OPTIONS WILL REFLECT THE INVESTMENT EXPERIENCE OF
THOSE INVESTMENT OPTIONS. THESE AMOUNTS MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I FURTHER
UNDERSTAND THAT AMOUNTS TRANSFERRED OR WITHDRAWN FROM ANY GUARANTEED INTEREST OPTION (GIO), INCLUDING AMOUNTS WITHDRAWN
AND APPLIED FOR AN ANNUITY BEFORE THE END OF ITS GUARANTEE TERM, ARE SUBJECT TO A MARKET VALUE ADJUSTMENT.

I have discussed all fees and charges for this contract with my agent, including withdrawal charges.

If there are joint owners, the issued contract will be owned by the joint owners as Joint Tenants With Right of
Survivorship and not as Tenants in Common.

I certify, under penalties of perjury, that I am a U.S. person (including a U.S. resident alien) and that the taxpayer identification number is correct.

These states require insurance companies to provide a         Virginia It is a crime to knowingly provide false,
fraud warning statement. Please refer to the fraud warning    incomplete or misleading information to an insurance
statement for your state as indicated below. Please check     company for the purpose of defrauding the company.
for state product availability.                               Penalties include imprisonment, fines and denial of
                                                              insurance benefits.

Colorado It is unlawful to knowingly provide false,           All Other States: Any person who knowingly and with intent
incomplete, misleading facts or information to an             to defraud any insurance company or other person files an
insurance company for the purpose of defrauding or            application for insurance or statement of claim containing
attempting to defraud the company. Penalties may include      any materially false information or conceals for the
imprisonment, fines, denial of insurance and civil            purpose of misleading, information concerning any fact
damages. Any insurance company or agent of an insurance       material thereto commits a fraudulent insurance act, which
company who knowingly provides false, incomplete or           may be a crime and may subject such person to criminal and
misleading facts or information to a policyholder or          civil penalties.
claimant for the purpose of defrauding or attempting to
defraud the policyholder or claimant with regard to a         ----------------------------------------   ----------------
settlement or award payable from insurance proceeds shall     Owner's Signature                          Date (mo/day/yr)
be reported to the Colorado Division of Insurance within
the Department of Regulatory Services.                        SIGN HERE                /s/ John R. Doe   03/01/2003
                                                              ----------------------------------------   ----------------

---------------------------------------------   -----------   ----------------------------------------   ----------------
Signed at: City                                 State         Joint Owner's Signature if applicable      Date (mo/day/yr)

Orange                                             C A        SIGN HERE                /s/ Jane A. Doe   03/01/2003
---------------------------------------------   -----------   ----------------------------------------   ----------------

11. AGENT'S STATEMENT Do you have reason to believe that any existing life insurance policy or annuity contract has been
(or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection
with this transaction assuming the contract applied for will be issued?                                    ---------------
If yes, explain in Replacement Section. I have explained to the owner(s) how the annuity will meet         [ ] Yes  [X] No
their insurable needs and financial objectives.                                                            ---------------
I have discussed the appropriateness of replacement, and followed Pacific Life's written replacement       MUST CHECK HERE
guidelines.

-----------------------------------------------   ---------------------------------------   -----------------------------
Soliciting Agent's Signature                      Print Agent's Full Name                   Agent's ID Number
SIGN HERE                       /s/ Cindy Brown   Cindy Brown                               ###-##-####
-----------------------------------------------   ---------------------------------------   -----------------------------
-----------------------------------------------   ---------------------------------------   ----------------------
Agent's Phone Number                              Agent's E-Mail Address                    Option
213-495-0111                                                                                [ ] A   [ ] B   [ ] C
-----------------------------------------------   ---------------------------------------   ----------------------
-----------------------------------------------   ---------------------------------------
Broker/Dealer's Name                              Brokerage Account Number Optional.
Brown & Associates
-----------------------------------------------   ---------------------------------------

Send completed application as follows:

APPLICATIONS WITH PAYMENT: Regular Mail Delivery: P.O. Box 100060, Pasadena, CA 91189-0060 Express Mail Delivery: 1111 S.
Arroyo Parkway, Ste. 205, Pasadena, CA 91105

APPLICATIONS WITHOUT PAYMENT: Regular Mail Delivery: P.O. Box 7187, Pasadena, CA 91109-7187 Express Mail Delivery: 1111 S.
Arroyo Parkway, Ste. 205, Pasadena, CA 91105

                                                                    APPLICATION
                                                                    INSTRUCTIONS

                          Pacific Life Insurance Company      PACIFIC PORTFOLIOS
[LOGO] PACIFIC LIFE  P.O. Box 7187 . Pasadena, CA 91109-7187  Variable Annuity
                        www.PacificLife.com . (800) 722-2333

                                                [LETTERHEAD] Pacific Life
Section   Use these instructions when completing the Pacific Portfolios application.

1. & 2.   Annuitants/Owners: Check product guidelines for maximum issue age. When setting up annuity contracts, there are many combinations of owner and annuitant registrations which may result in different death benefit consequences. For example, the death of an owner/annuitant may have different consequences than the death of a non-owner annuitant. Consult prospectus for additional information. For qualified contracts, there cannot be joint or contingent owners and/or joint annuitants. Spousal signatures may be required for certain actions in qualified contracts. This contract is not intended for use in group unallocated plans. For 401(a) pension/profit sharing, 401(k) and 457 plans, name plan as owner, and participant as sole annuitant. For 403(b) plans, name participant as both sole owner and sole annuitant. For Inherited 403(b)s, also complete and attach the appropriate Inherited IRA or Inherited TSA/403(b) Certification form and see the Inherited TSA/403(b) Checklist for owner/annuitant information. For IRAs (except Inherited IRAs), owner and annuitant should be the IRA owner.
          For Inherited IRAs, also complete and attach the appropriate Inherited IRA or Inherited TSA/403(b) Certification
          form and see the Inherited IRA Checklist for owner/annuitant information. For nonqualified contracts only, if owner is a non-natural person or corporation also complete the Non-Natural or Corporate-Owned Disclosure
          Statement. If trust is owner (other than Charitable Remainder Trust), also complete Trust Agreement
          Certification form. Consult a tax adviser to properly structure annuity contracts and effect transfers. Complete the "Solicited at: State" box for custodial owned contracts only.

3.        Beneficiaries: Indicate the person(s) or entity(ies) to be designated as beneficiary(ies). If no beneficiary(ies) is indicated, the provisions of the contract will govern as to the payment of any death benefit proceeds.

4.        Contract Type: Check the type of annuity contract to be issued. Complete appropriate form indicated. If initial
          IRA payment represents both a rollover and a contribution, indicate amounts for each. Pacific Life will only act as a non-designated financial institution.

5.        Initial Purchase Payment: Indicate the amount of the initial purchase payment in U.S. dollars. Minimum initial purchase payment is $5,000 for nonqualified contracts and $2,000 for qualified contracts. Transfer indicates a trustee to trustee or custodian to custodian transfer only.

6.        Replacement: Complete and attach a Transfer/Exchange form and any required state replacement forms.

7.        Available Options

          7A. Earnings Enhancement Guarantee (Optional): The EEG Rider is not available in all states. Consult prospectus for charges and details.

          7B. Guaranteed Income Advantage (Optional): The GIA Rider is not available in all states. Consult prospectus for charges and details.

          7C. Telephone/Electronic Transaction Authorization (Optional): By checking this box you authorize Pacific Life to receive certain instructions by telephone or electronically from your designee. This instruction is valid until you instruct us otherwise. Telephone/Electronic contract changes will be subject to the conditions of the contract, the administrative requirements of Pacific Life, and the provisions set forth in the contract's prospectus.

          7D. Electronic Delivery Authorization (Optional): By checking this box you authorize Pacific Life to receive certain instructions by telephone or electronically from your designee. This instruction is valid until you instruct us otherwise. Telephone/Electronic contract changes will be subject to the conditions of the contract, the administrative requirements of Pacific Life and the provisions set forth in the contract's prospectus.

8.        Allocation Options: Choose one or more investment options to which all or a portion of the initial purchase payment may be allocated. Use whole percentages only. Allocation percentages must total 100%. If choosing the
          DCA Plus Fixed Option: (a) indicate a 6- or 12- month guarantee term, and (b) complete the DCA section of the
          Transfers and Allocations form and submit with application. Only one guarantee term may be in effect at any given time.

9.        Special Requests: Use this section to indicate special registrations, additional beneficiaries or other instructions.

10.       Statement Of Owner(s): Read this section carefully. The application must be signed and dated by the owner. In cases of joint ownership, both owners must sign. Indicate city and state where the application is signed.

11.       Agent's Statement: Agent must fully complete and sign this section.

Important: Help avoid a returned application by confirming your application has the following minimum information:

.. Annuitant and owner information - Sections 1 & 2
.. Line of business is correct - Section 4
.. City and state where application is signed - Section 10
.. Date application is signed - Section 10
.. Agent's signature - Section 11                                                                 Portfolios Instr (08/03)